VOYAGEUR

                      YOUR TAX SENSITIVE INVESTMENT MANAGER



                             WISCONSIN TAX FREE FUND





                                  ANNUAL REPORT



                             DATED DECEMBER 31, 1996


Family of Funds

Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR HIGH YIELD FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in medium and lower grade municipal bonds.

        Voyageur MINNESOTA High Yield Municipal Bond Fund
        Voyageur NATIONAL High Yield Municipal Bond Fund

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.


        Voyageur ARIZONA Tax Free Fund                       Voyageur MINNESOTA Tax Free Fund
        Voyageur CALIFORNIA Tax Free Fund                    Voyageur NATIONAL Tax Free Fund
        Voyageur COLORADO Tax Free Fund                      Voyageur NEW MEXICO Tax Free Fund
        Voyageur FLORIDA Tax Free Fund                       Voyageur NEW YORK Tax Free Fund
        Voyageur IDAHO Tax Free Fund                         Voyageur NORTH DAKOTA Tax Free Fund
        Voyageur IOWA Tax Free Fund                          Voyageur UTAH Tax Free Fund
        Voyageur KANSAS Tax Free Fund                        Voyageur WISCONSIN Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

        Voyageur ARIZONA Insured Tax Free Fund               Voyageur MISSOURI Insured Tax Free Fund
        Voyageur CALIFORNIA Insured Tax Free Fund            Voyageur NATIONAL Insured Tax Free Fund
        Voyageur FLORIDA Insured Tax Free Fund               Voyageur OREGON Insured Tax Free Fund
        Voyageur MINNESOTA Insured Fund                      Voyageur WASHINGTON Insured Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

        Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited Term Tax Free Fund
        Voyageur MINNESOTA Limited Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

        Voyageur AGGRESSIVE GROWTH Fund                      Voyageur GROWTH Stock Fund
        Voyageur GROWTH AND INCOME Fund                      Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

        Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

        Voyageur CALIFORNIA MUNICIPAL CASH Series            Voyageur MUNICIPAL CASH Series
        Voyageur FLORIDA MUNICIPAL CASH Series               Voyageur OHIO MUNICIPAL CASH Series
        Voyageur GOVERNMENT CASH Series                      Voyageur PRIME CASH Series
        Voyageur MINNESOTA MUNICIPAL CASH Series             Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).



LETTER FROM THE PRESIDENT

[PHOTO]
JOHN G. TAFT
PRESIDENT


Dear Shareholder:

The year 1996 was marked with mixed economic events. During the first half of the year, interest rates rose steadily, propelled by market fears that faster Gross Domestic Product (GDP) growth would ignite inflation. Once these fears abated in June, interest rates began a descent that lasted throughout most of the remainder of the year.

In comparison to their peer group of funds, the overall performance of the Voyageur Tax Free Funds was excellent in 1996. The main reason for this strong performance was Voyageur portfolio managers' subtle shift toward adding income to the portfolios. This additional income allowed us to better position the Funds during the first half of the year when interest rates were rising and municipal bond prices were falling. Within all of our Tax Free Funds, we continued to extend call protection, where possible, in order to better provide for income for longer periods of time.

In January 1997, Lincoln National Corporation (NYSE: LNC) announced that it planned to acquire the parent company of Voyageur Fund Managers, Inc. -- the investment adviser for the Voyageur Tax Free Funds. LNC, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management Company, Inc. (DMC), an indirect wholly owned subsidiary of LNC, and its affiliate, Delaware International Advisers Ltd., serve as the investment advisers to the investment companies in the Delaware Group of Funds (the Delaware Group), which currently includes 16 open-end funds and two closed-end funds (comprising 48 separate investment portfolios). DMC through its Delaware Investment Advisers division, Delaware International Advisers Ltd. and certain other subsidiaries of Delaware Management Holdings, Inc. (DMH) also provides investment advice with respect to separately managed accounts of institutional and other clients. DMH, through its subsidiaries, is responsible for the management of approximately $32 billion. Voyageur Fund shareholders should benefit from this acquisition by being able to select from a wider variety of mutual funds in the expanded Delaware-Voyageur fund family.

Delaware Management, like Voyageur, has a conservative, long-term investment philosophy. The continuity in the Voyageur Tax Free Funds' management styles should also be further maintained since Andrew M. McCullagh and Elizabeth Howell, two of the senior municipal bond portfolio managers for the Voyageur Tax Free Funds, will continue to play a key role in the management of the Voyageur Tax Free Funds after the transition.

We appreciate your patronage and confidence in Voyageur Fund Managers. If at any time you have questions about your Voyageur fund investment, I urge you to contact your personal financial adviser. Voyageur Client Service representatives are also available from 7 a.m. to 6 p.m. (Central Standard Time) to answer any questions you may have concerning this transaction or your Voyageur fund investment.

Sincerely,

/s/ John G. Taft
John G. Taft
President
Voyageur Wisconsin Tax Free Fund



VOYAGEUR WISCONSIN TAX FREE FUND

[PHOTO]
STEVEN P. ELDREDGE IS THE
SENIOR MUNICIPAL BOND
MANAGER FOR THE VOYAGEUR
WISCONSIN TAX FREE FUND.
MR. ELDREDGE HAS MORE THAN
18 YEARS OF INVESTMENT
INDUSTRY EXPERIENCE.

For the year ended December 31, 1996, the total return at net asset value (NAV) for the class A shares of the Voyageur Wisconsin Tax Free Fund was 3.49%.*

We continue to manage the Voyageur Wisconsin Tax Free Fund with a dual focus of generating higher tax-exempt income levels and protecting future income streams. By elevating portfolio income, we are able to accomplish two important things. First, we were able to provide our shareholders with competitive distribution rates. Second, these higher income levels created a valuable cushion against market declines -- such as those we witnessed during the first half of 1996. In order to better provide the current income level for longer periods of time, we have continued to take advantage of opportunities to extend the Fund's call protection whenever possible.

In 1996, we saw an increase in the supply of Wisconsin municipal bonds due, in part, to an increase in housing refundings. This increased activity benefitted Fund shareholders.

Due to a general lack of double-exempt issuers in the state of Wisconsin, there is normally a limited supply of double-exempt bonds available. In order to fill this gap, U.S. territorial securities typically make up a significant percentage of the Fund's holdings. The increase in supply of Wisconsin municipal bonds allowed us to decrease the amount of territorial holdings in the portfolio from 39.9% of total net assets on December 31, 1995 to 29.9% on December 31, 1996.

By purchasing these housing bonds, we have also been able to add income to the Fund's portfolio. This additional income should also assist in dampening the effects of market volatility on the portfolio.

OUTLOOK
Overall, the U.S. economy is still showing signs of moderate growth with moderate inflation. Our outlook for the municipal market continues to be favorable, and we expect interest rates to decline over the long term.


*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


0
                        VOYAGEUR WISCONSIN TAX FREE FUND
                               Portfolio Abstract
                     For the Period Ended December 31, 1996


                                 CLASS A SHARES
                                     [GRAPH]


                   WI Tax Free                        WI Tax Free                             Lehman Bros. 20 Year
               Without Sales Charge                 With Sales Charge                         Municipal Bond Index
Sept-93                10000                              9625                                        10000
                       10079                              9701                                        10126
                       10142                              9762                                        10144
                       10014                              9638                                        10032
Dec-93                 10208                              9825                                        10274
                       10300                              9914                                        10403
                       10097                              9718                                        10094
                       9760                               9394                                        9562
                       9646                               9284                                        9641
                       9697                               9334                                        9755
                       9603                               9243                                        9657
                       9770                               9404                                        9878
                       9759                               9393                                        9906
                       9622                               9261                                        9708
                       9410                               9057                                        9451
                       9198                               8853                                        9230
Dec-94                 9357                               9006                                        9520
                       9668                               9305                                        9892
                       10012                              9636                                        10251
                       10109                              9729                                        10368
                       10140                              9760                                        10366
                       10391                              10001                                       10757
                       10291                              9906                                        10591
                       10346                              9958                                        10646
                       10446                              10054                                       10792
                       10558                              10162                                       10878
                       10714                              10312                                       11109
                       10894                              10485                                       11355
Dec-95                 11018                              10604                                       11514
                       11075                              10659                                       11573
                       11005                              10592                                       11441
                       10810                              10405                                       11258
                       10774                              10370                                       11213
                       10784                              10379                                       11226
                       10863                              10456                                       11384
                       10942                              10532                                       11496
                       10975                              10563                                       11477
                       11102                              10685                                       11709
                       11241                              10819                                       11850
                       11403                              10976                                       12097
Dec-96                 11402                              10974                                       12026



Voyageur Wisconsin Tax Free Fund Without Sales Charge - Ending Value $11,402

Voyageur Wisconsin Tax Free Fund With Sales Charge - Ending Value $10,975

Lehman Bros. 20 Year Municipal Bond Index - Ending Value $12,026

The Lehman Bros. 20 Year Municipal Bond Index is a broad, unmanaged index of securities of United States Municipalities. The index assumes that no operating expenses, transaction fees or sales loads are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform an index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses. For this reason, few fixed income funds are able to outperform broad market indices over the long term. The chart above is comprised of data that represents the cumulative total return of a hypothetical investment in Class A Shares of $10,000 made on the date the Fund commenced operations through December 31, 1996.

    The performance of separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes.
    Performance quoted represents past performance and is not indicative of future results.
    * Average annual total returns include the maximum 3.75% sales charge.
    ** Commencement of operations.
    *** Assumes redemption on December 31, 1996



                        Voyageur Wisconsin Tax Free Fund
                          Average Annual Total Returns
                                (Class A Shares)

                                                    Since
                                      1 Year       9/1/93**

                 Without Sales Charge  3.49%        4.01%

                 With Sales Charge*   (0.40%)       2.83%

                 Lehman Bros. 20       4.45%        5.69%
                 Year Municipal
                 Bond Index



                        Voyageur Wisconsin Tax Free Fund
                          Average Annual Total Returns
                                (Class B Shares)

                                                     Since
                                         1 Year    4/22/95**

                 Without Contingent        2.84%     5.84%
                 Deferred Sales Charge

                 With Contingent          (2.16%)    3.56%
                 Deferred Sales Charge***



                        Voyageur Wisconsin Tax Free Fund
                          Average Annual Total Returns
                                (Class C Shares)

                                                 Since
                                      1 Year    3/28/95**

                                       2.74%     6.09%



                               Quality Breakdown
                                  [PIE CHART]

                                Baa/BBB          7%
                                Ba/BB            8%
                                Aa/AA           10%
                                NR/NR           23%
                                Aaa/AAA         23%
                                A/A             29%



                                Sector Breakdown
                        (shown as % of total net assets)

                       Housing                      22.7%
                       Other Revenue                18.1%
                       Industrial                   17.9%
                       Lease/C.O.P.                 15.9%
                       Utilities                     7.4%
                       Pre-Refunded/Escrow           6.4%
                       Health Care                   2.8%
                       Transportation                1.8%
                       Education                     1.7%
                       General Obligation            1.2%


                                   Statistics

                       Average Maturity       13.6  Years
                       Average Coupon               6.09%
                       Portfolio Duration      8.3  Years
                       Average Quality            Baa/BBB



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Voyageur Mutual Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur Wisconsin Tax Free Fund (a fund within Voyageur Mutual Funds, Inc.) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1996 and the financial highlights for each of the years in the two-year period ended December 31, 1996, the four-month period ended December 31, 1994 and the year ended August 31, 1994. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Voyageur Wisconsin Tax Free Fund at December 31, 1996 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 14, 1997



VOYAGEUR WISCONSIN TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                                DECEMBER 31, 1996
------------------------------------------------------------------------------------
       ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $28,790,059) ..................................   $ 29,758,303
Cash in bank on demand deposit .....................................         47,935
Accrued interest receivable ........................................        431,528
Receivable for Fund shares sold ....................................        100,680
Organizational costs (note 4) ......................................          5,039
                                                                       ------------
   Total assets ....................................................     30,343,485
                                                                       ------------

       LIABILITIES
Dividends payable to shareholders ..................................        119,234
Payable for Fund shares redeemed ...................................          7,527
Distribution fees payable ..........................................          9,522
Other accrued expenses .............................................         20,572
                                                                       ------------
   Total liabilities ...............................................        156,855
                                                                       ------------

NET ASSETS APPLICABLE TO OUTSTANDING SHARES ........................   $ 30,186,630
                                                                       ============

Represented by:
   Capital Stock - $.01 par value (note 1) .........................   $     31,325
   Additional paid-in capital ......................................     29,773,262
   Undistributed net investment income .............................         42,880
   Accumulated net realized loss on investments (note 1) ...........       (629,081)
   Unrealized appreciation of investments ..........................        968,244
                                                                       ------------

     NET ASSETS ....................................................   $ 30,186,630
                                                                       ============

Net assets applicable to outstanding Class A Shares ................   $ 28,292,440
                                                                       ============
Net assets applicable to outstanding Class B Shares ................   $  1,339,330
                                                                       ============
Net assets applicable to outstanding Class C Shares ................   $    554,860
                                                                       ============

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
   Class A - Shares of Capital Stock outstanding: 2,936,014 (note 6)   $       9.64
                                                                       ============
   Class B - Shares of Capital Stock outstanding: 139,085 (note 6) .   $       9.63
                                                                       ============
   Class C - Shares of Capital Stock outstanding: 57,445 (note 6) ..   $       9.66
                                                                       ============

See accompanying notes to financial statements.



VOYAGEUR WISCONSIN TAX FREE FUND
STATEMENT OF OPERATIONS                      YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------

Investment income:
   Interest ........................................   $ 1,662,237
                                                       -----------

Expenses (note 3):
   Investment advisory and management fee ..........       141,262
   Dividend-disbursing, administrative and
     accounting services fees ......................        67,833
   Distribution fees - Class A .....................        67,339
   Distribution fees - Class B .....................         9,369
   Distribution fees - Class C .....................         3,603
   Printing, postage and supplies ..................         5,200
   Audit and accounting fees .......................         8,045
   Legal fees ......................................           295
   Directors' fees .................................         1,848
   Registration fees ...............................         3,189
   Custodian fees ..................................         3,667
   Amortization of organizational costs ............         3,023
   Other ...........................................         3,223
                                                       -----------
     Total expenses ................................       317,896
   Less:  Expenses waived or absorbed ..............       (31,850)
                                                       -----------
     Total net expenses ............................       286,046
                                                       -----------
     Investment income - net .......................     1,376,191
                                                       -----------

Realized and unrealized gain (loss) on investments:
   Realized gain on security transactions (note 2) .        88,723
   Net change in unrealized appreciation or
     depreciation of investments ...................      (417,975)
                                                       -----------
       Net loss on investments .....................      (329,252)
                                                       -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $ 1,046,939
                                                       ===========

See accompanying notes to financial statements.




VOYAGEUR WISCONSIN TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------

                                                                                YEAR              YEAR
                                                                                ENDED             ENDED
                                                                             DECEMBER 31,      DECEMBER 31,
Operations:                                                                      1996             1995
                                                                             ----------------------------
   Investment income - net ...............................................   $  1,376,191    $  1,246,060
   Realized gain (loss) on security transactions .........................         88,723        (183,524)
   Net change in unrealized appreciation or
     depreciation of investments .........................................       (417,975)      2,806,731
                                                                             ------------    ------------
       Net increase in net assets resulting from operations ..............      1,046,939       3,869,267
                                                                             ------------    ------------

Distributions to shareholders from:
   Investment income - net:
     Class A .............................................................     (1,309,246)     (1,238,497)
     Class B .............................................................        (40,094)        (12,797)
     Class C .............................................................        (13,973)         (1,207)
                                                                             ------------    ------------
       Total distributions ...............................................     (1,363,313)     (1,252,501)
                                                                             ------------    ------------

Capital share transactions (note 6): Proceeds from sale of shares:
     Class A (note 3) ....................................................      4,977,290       5,911,941
     Class B .............................................................        596,712         691,682
     Class C .............................................................        557,261          70,196
   Net asset value of shares issued in reinvestment of
     net investment income distributions:
       Class A ...........................................................        758,119         712,516
       Class B ...........................................................         25,436           7,990
       Class C ...........................................................         11,846           1,011
   Payments for redemption of shares:
     Class A .............................................................     (3,573,034)     (2,932,375)
     Class B .............................................................         (4,141)             (9)
     Class C .............................................................        (92,971)             (9)
                                                                             ------------    ------------
   Increase in net assets from capital share transactions ................      3,256,518       4,462,943
                                                                             ------------    ------------
     Total increase in net assets ........................................      2,940,144       7,079,709
Net assets at beginning of period ........................................     27,246,486      20,166,777
                                                                             ------------    ------------
Net assets at end of period (including undistributed net investment income
     of $42,880 and $28,230, respectively) ...............................   $ 30,186,630    $ 27,246,486
                                                                             ============    ============

See accompanying notes to financial statements.



VOYAGEUR WISCONSIN TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Voyageur Wisconsin Tax Free Fund (the Fund) is one of a series of funds within Voyageur Mutual Funds, Inc. which is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds.

   The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses are allocated to each class of shares based upon relative net assets.

   Pursuant to its articles of incorporation, Voyageur Mutual Funds, Inc., has 10 trillion shares of authorized capital stock that may be issued.

   The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
   The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Short-term securities are valued at amortized cost which approximates market value.

   Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.

   The Fund concentrates its investments in limited geographical areas, and therefore may have more credit risk related to the economic conditions of these areas than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
   Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

FEDERAL TAXES
   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

   For federal income tax purposes, the Fund had capital loss carryovers of $629,081, at December 31, 1996, that will expire in 2001 through 2003 if not offset by subsequent capital gains. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

   On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to increase undistributed net investment income and decrease additional paid-in capital by $1,772 for the Fund.

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be paid throughout the year and net long-term realized capital gains, when available, are distributed annually.

ILLIQUID SECURITIES
   At December 31, 1996, investments in securities for the Fund include issues that are illiquid. The Fund currently limits investments in illiquid securities to 15% of net assets, at market value, at the date of purchase. The aggregate value of such securities at December 31, 1996, was $2,798,418 which represents 9.3% of net assets.

(2)  INVESTMENT SECURITIES TRANSACTIONS
   Purchase cost and proceeds of sales of investment securities other than short-term securities aggregated $13,070,182 and $10,850,035, respectively, for the year ended December 31, 1996.

(3)  EXPENSES
   The Fund has an investment advisory and management fee agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is payable monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets on an annual basis. During the year ended December 31, 1996, excluding waiver of distribution fees, Fund Distributors voluntarily absorbed expenses totaling $10,000 for the Fund.

   The Fund will also pay a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.

   All classes of shares have a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under this plan, the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Fund's Class A Shares and 1.00% of the Fund's average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. During the year ended December 31, 1996, Fund Distributors voluntarily waived Class A distribution fees of $20,178, Class B distribution fees of $1,519 and Class C distribution fees of $153.

   Sales charges paid by Class A shareholders were $107,671. Of this amount, Fund Distributors received $11,170.

(4)  ORGANIZATIONAL COSTS
   Organizational costs are being amortized over 60 months on a straight line basis.

(5)  PLANNED FUND REORGANIZATION
   On January 15, 1997 Voyageur's parent, Dougherty Financial Group, Inc. ("DFG"), executed an Agreement and Plan of Merger with Lincoln National Corporation ("LNC") pursuant to which LNC would acquire DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. This merger is subject to approval of the Fund's Board of Directors and shareholders.

(6)  SHARE TRANSACTIONS
   Transactions in shares of capital stock during the periods ended December 31, 1996 and December 31, 1995:

                                                         CLASS A
                                                  ------------------------
                                                    YEAR           YEAR
                                                    ENDED          ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                    1996            1995
                                                  --------        --------
Shares sold ...............................        526,332         632,738
Shares issued for  reinvested distributions         79,482          76,251
Shares redeemed ...........................       (374,467)       (311,297)
                                                  --------        --------
Increase in shares outstanding ............        231,347         397,692
                                                  ========        ========


                                                         CLASS B                        CLASS C
                                                ----------------------------    --------------------------
                                                               PERIOD FROM                   PERIOD FROM
                                                   YEAR          APRIL 22,        YEAR         MARCH 28,
                                                   ENDED         1995* TO         ENDED        1995* TO
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                                    1996           1995            1996          1995
                                                   -------        -------        -------        ------
Shares sold ................................        62,678         73,327         58,385         7,346
Shares issued for reinvested distributions .         2,671            841          1,244           106
Shares redeemed ............................          (431)            (1)        (9,635)           (1)
                                                   -------        -------        -------        ------
Increase in shares outstanding .............        64,918         74,167         49,994         7,451
                                                   =======        =======        =======        ======

------------------------------
*  Commencement of operations.


(7) FINANCIAL HIGHLIGHTS
   Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                                          A SHARES
                                               ----------------------------------------------------------------
                                                  YEAR             YEAR         FOUR MONTHS             YEAR
                                                  ENDED            ENDED            ENDED               ENDED
                                               DECEMBER 31,     DECEMBER 31,     DECEMBER 31,        AUGUST 31,
                                                  1996             1995             1994                1994
                                               ----------       ----------       ----------          ----------
Net asset value:
   Beginning of period ...................     $     9.78       $     8.74       $     9.28          $    10.00
                                               ----------       ----------       ----------          ----------

Operations:
   Net investment income .................            .46              .48              .16                 .49
   Net realized and unrealized gain (loss)
     on investments ......................           (.14)            1.04             (.55)               (.72)
                                               ----------       ----------       ----------          ----------
       Total from operations .............            .32             1.52             (.39)               (.23)
                                               ----------       ----------       ----------          ----------

Distributions to shareholders:
   From net investment income (a) ........           (.46)            (.48)            (.15)               (.49)
                                               ----------       ----------       ----------          ----------

Net asset value:
   End of period .........................     $     9.64       $     9.78       $     8.74          $     9.28
                                               ==========       ==========       ==========          ==========

Total investment return (b) ..............           3.49%           17.74%           (4.12)%             (2.40)%
Net assets at end of year (000's omitted)      $   28,292       $   26,449       $   20,167          $   16,093

Ratios:
   Ratio of expenses to average
     daily net assets (e) ................            .98%             .88%             .08%(d)             .04%
   Ratio of net investment income to
     average daily net assets ............           4.90%            5.05%            5.54%(d)            4.89%
       Assuming no voluntary waivers and
         reimbursements:
           Expenses (c) ..................           1.09%            1.09%            1.25%(d)            1.25%
           Net investment income .........           4.79%            4.84%            4.37%(d)            3.68%
Portfolio turnover rate (excluding
   short-term securities) ................          38.54%           12.10%           20.52%              86.26%

See accompanying notes to Financial Highlights.



                                                       B SHARES                        C SHARES
                                               -------------------------        -----------------------
                                                              PERIOD FROM                   PERIOD FROM
                                                 YEAR          APRIL 22,        YEAR         MARCH 28,
                                                 ENDED        1995 (f) TO       ENDED       1995 (f) TO
                                              DECEMBER 31,    DECEMBER 31,     DECEMBER 31,  DECEMBER 31,
                                                  1996           1995             1996          1995
                                               ---------       ---------        ---------     ---------
Net asset value:
   Beginning of period ...................     $    9.77       $    9.39        $    9.79     $    9.34
                                               ---------       ---------        ---------     ---------

Operations:
   Net investment income .................           .41             .28              .39           .30
   Net realized and unrealized gain (loss)
     on investments ......................          (.14)            .37             (.13)          .44
                                               ---------       ---------        ---------     ---------
       Total from operations .............           .27             .65              .26           .74
                                               ---------       ---------        ---------     ---------

Distributions to shareholders:
   From net investment income (a) ........          (.41)           (.27)            (.39)         (.29)
                                               ---------       ---------        ---------     ---------

Net asset value:
   End of period .........................     $    9.63       $    9.77        $    9.66     $    9.79
                                               =========       =========        =========     =========

Total investment return (b) ..............          2.84%           7.08%            2.74%         8.06%
Net assets at end of year (000's omitted)      $   1,339       $     725        $     555     $      73

Ratios:
   Ratio of expenses to average
     daily net assets (e) ................          1.66%           1.45%(d)         1.75%         1.77%(d)
   Ratio of net investment income to
     average daily net assets ............          4.37%           4.31%(d)         4.12%         4.04%(d)
       Assuming no voluntary waivers and
         reimbursements:
           Expenses (c) ..................          1.85%           1.70%(d)         1.83%         1.77%(d)
           Net investment income .........          4.18%           4.06%(d)         4.04%         4.04%(d)
Portfolio turnover rate (excluding
   short-term securities) ................         38.54%          12.10%           38.54%        12.10%

See accompanying notes to Financial Highlights.



NOTES TO FINANCIAL HIGHLIGHTS

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax. For the year ended August 31, 1994, $.02 per share of the distributions from net investment income were subject to state income tax.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur and Fund Distributors voluntarily waived or reimbursed a portion of expenses during the periods presented. The annual contractual expense limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(d)  Annualized.
(e) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
(f)  Commencement of operations.



VOYAGEUR WISCONSIN TAX FREE FUND

INVESTMENTS IN SECURITIES                                                                         DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                                       COUPON                   MARKET
    ($000)        NAME OF ISSUER (d)                                              RATE     MATURITY      VALUE (a)
-------------------------------------------------------------------------------------------------------------------
           (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
           MUNICIPAL BONDS (95.9%):
           ESCROWED WITH U.S. GOVERNMENT BONDS (6.4%):
           ------------------------------------------------------------------------------------------------------
$   700    Virgin Island Public Finance Authority, Escrowed to Maturity.....   7.30%    10-01-18       $  857,542
  1,000    Wisconsin Housing Finance Authority Revenue (FHA Insured)........   6.10     06-01-21        1,067,480
                                                                                                      -----------
                                                                                                        1,925,022
                                                                                                      -----------
           GENERAL OBLIGATION (1.2%):
           ------------------------------------------------------------------------------------------------------
    350    Puerto Rico Commonwealth (AMBAC Insured).........................   5.85     07-01-15          357,438
                                                                                                      -----------
           UTILITIES (7.4%):
           ------------------------------------------------------------------------------------------------------
  1,450    Puerto Rico Electric Power Authority Revenue Series 94U..........   6.00     07-01-14        1,462,499
    285    Puerto Rico Telephone Authority Revenue..........................   5.75     01-01-11          288,260
    490    Puerto Rico Telephone Authority Revenue..........................   5.50     01-01-22          475,692
                                                                                                      -----------
                                                                                                        2,226,451
                                                                                                      -----------
           TRANSPORTATION (1.8%):
           ------------------------------------------------------------------------------------------------------
    500    Guam Highway Revenue (FSA Insured)...............................   6.30     05-01-12          531,520
                                                                                                      -----------
           INDUSTRIAL (17.9%):
           ------------------------------------------------------------------------------------------------------
    200    Hartford Community Development Authority Lease Revenue...........   5.90     12-01-06          212,024
    240    Hartford Community Development Authority Lease Revenue...........   6.15     12-01-09          254,287
  2,000    Milwaukee Redevelopment Authority Revenue - Goodwill
              Industries, Inc...............................................   6.35(e)  10-01-09        2,078,180
    300    Omro Community Development Authority ............................   5.88     12-01-11          307,692
  1,100    Puerto Rico Industrial, Medical and Environmental Revenue -
              Pepsico Project...............................................   6.25     11-15-13        1,172,204
    250    Two Rivers Community Development Authority Revenue-
              Architectural Forest Products.................................   6.35(g)  12-15-12          263,883
  1,080    West Allis Community Development Authority Revenue-
              Poblocki Investments, Ltd.....................................   5.90(f)  05-01-03        1,107,907
                                                                                                      -----------
                                                                                                        5,396,177
                                                                                                      -----------
           HEALTH CARE (2.8%):
           ------------------------------------------------------------------------------------------------------
    200    Kaukauna Housing Authority Revenue - St. Paul Home Inc...........   6.10     09-01-07          205,696
    225    Superior Redevelopment Authority Revenue-Superior
              Memorial Hospital (FHA Insured)...............................   5.65     05-01-08          232,020
    160    Superior Redevelopment Authority Revenue-Superior
              Memorial Hospital (FHA Insured)...............................   5.70     11-01-09          164,346
    250    Superior Redevelopment Authority Revenue-Superior
              Memorial Hospital (FHA Insured)...............................   5.80     05-01-10          257,788
                                                                                                      -----------
                                                                                                          859,850
                                                                                                      -----------
           HOUSING (22.7%):
           ------------------------------------------------------------------------------------------------------
    125    Dane County Multifamily Housing Revenue - Forest Harbor
              Apartment Project.............................................   5.85     07-01-11          125,713
    125    Dane County Multifamily Housing  Revenue - Forest Harbor
              Apartment Project.............................................   5.90     07-01-12          125,711
    100    LaCrosse Housing Authority Washburn Project......................   6.38     10-01-16          102,143
    250    LaCrosse Housing Authority Washburn Project......................   6.50     10-01-26          256,430
    500    New Berlin Multifamily Housing Authority Revenue.................   7.13(f)(g) 05-01-24        500,000
    625    Puerto Rico Housing Authority Single Family Mortgage Revenue
               (GNMA Insured)...............................................   6.85     10-15-23          656,250
  1,000    Puerto Rico Housing Bank & Finance Agency (GNMA Insured).........   6.25(f)  04-01-29        1,004,680
    565    Superior Housing Authority St. Francis Project (GNMA Insured)....   6.00     07-20-22          569,057
    835    Superior Housing Authority St. Francis Project (GNMA Insured)....   6.15     07-20-31          845,788
  1,500    Waukesha Housing Westgrove Wood Project (GNMA Insured)...........   6.00(f)  12-01-31        1,483,665
    480    Wauwatosa Multifamily Housing Revenue - Harwood Place, Inc.......   5.75(g)  12-01-08          477,600
    715    Winnebago Housing Authority Neenah/Menasha.......................   5.50     10-01-15          708,336
                                                                                                      -----------
                                                                                                        6,855,373
                                                                                                      -----------
           EDUCATION (1.7%):
           ------------------------------------------------------------------------------------------------------
    500    Madison Community Development Authority Revenue -
              Edgewood College..............................................   6.25(g)  04-01-14          526,045
                                                                                                      -----------
           LEASE/CERTIFICATES OF PARTICIPATION (15.9%):
           ------------------------------------------------------------------------------------------------------
  1,000    Cudahey Community Development Authority Revenue..................   6.00     06-01-11          994,600
  1,000    De Forest Redevelopment Lease Revenue............................   6.25(g)  02-01-18        1,030,890
    680    Little Chute Community Development Lease Revenue.................   5.63     03-01-19          678,830
    125    Madison Community Development Authority, Monona Terrace
              Community Project.............................................   5.80     03-01-05          132,996
    365    Madison Community Development Authority, Monona Terrace
              Community Project.............................................   5.90     03-01-06          388,254
  1,500    Madison Community Development Authority, Monona Terrace
              Community Project.............................................   6.10     03-01-10        1,591,605
                                                                                                      -----------
                                                                                                        4,817,175
                                                                                                      -----------
           OTHER REVENUE (18.1%):
           ------------------------------------------------------------------------------------------------------
    300    Puerto Rico Indl. Tourist, Polytechnic U.........................   6.50     08-01-24          304,245
  1,800    Puerto Rico Municipal Finance Authority (FSA Insured)............   6.00     07-01-14        1,869,750
  1,000    Wisconsin Center District Tax Revenue, Junior Lien...............   5.70     12-15-20          995,950
  2,300    Wisconsin Center District Tax Revenue, Junior Lien...............   5.75     12-15-27        2,293,307
                                                                                                      -----------
                                                                                                        5,463,252
                                                                                                      -----------
           TOTAL MUNICIPAL BONDS (cost: $27,990,059)                                                   28,958,303
                                                                                                      -----------

           SHORT-TERM SECURITIES (2.7%):
           ------------------------------------------------------------------------------------------------------
    800    Dreyfus Investment Tax-Exempt Money Market Fund..................   3.69(b)                    800,000
                                                                                                      -----------
           TOTAL SHORT-TERM SECURITIES (cost: $800,000)                                               $   800,000
                                                                                                      -----------

           TOTAL INVESTMENTS IN SECURITIES (cost: $28,790,059) (c)                                    $29,758,303
                                                                                                      ===========
See accompanying notes to investments in securities.



NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Dividend yields change daily to reflect current market conditions. Rate shown is the quoted yield as of December 31, 1996.
(c) Also represents the cost of securities for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of securities based on this cost are as follows:

               Gross            Gross              Net
            Unrealized       Unrealized        Unrealized
           Appreciation     Depreciation      Appreciation
           ------------     ------------      ------------
             $988,025         $(19,781)         $968,244

(d) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:

     Aaa/AAA     Aa/AA       A/A       Baa/BBB     Ba/BB      NR/NR      Total
     -------     -----       ---       -------     -----      -----      -----
       23%        10%        29%         7%         8%         23%       100%

(e) The Fund entered into the following restricted security transaction: On October 13, 1994, the Fund purchased $2,000,000 par of Milwaukee Goodwill Industries with a cost basis of $2,000,000. This private placement security is equal to 6.9% of the Fund's total net assets as of December 31, 1996, and has been determined to be liquid pursuant to guidelines established by the Board of Directors.
(f) Security subject to the Alternative Minimum Tax. The total of such securities is equal to 13.6% of the Fund's total net assets as of December 31, 1996.
(g) Security deemed illiquid by Fund management. As of December 31, 1996, the total of such securities is equal to 9.3% of the Fund's total net assets. Such determinations are reviewed from time to time by Fund management and are subject to change.



FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended December 31, 1996 shown below. Exempt interest dividends are exempt from federal income tax and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1997, the Fund separately provided each shareholder with tax information for calendar year 1996.

                                          PER CLASS     PER CLASS     PER CLASS
                                           A SHARE       B SHARE       C SHARE
                                        ------------  ------------  ------------
                                            YEAR          YEAR          YEAR
                                            ENDED         ENDED         ENDED
                                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                            1996           1996         1996
                                        ------------  ------------  ------------
Net investment income distributions
   (none qualifying for corporate
     dividend received deduction)......   $.4647         $.4050        $.3859
                                          ======         ======        ======


For federal income tax purposes, 99.70% of the above net investment income distributions were derived from interest exempt from federal income tax.





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VOYAGEUR
YOUR TAX SENSITIVE INVESTMENT MANAGER


90 South Seventh Street, Suite 4400
Minneapolis, Minnesota 55402-4115




VOY-WIAR 3/97